UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BAXTER INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 3, 2011 Meeting Information BAXTER INTERNATIONAL INC. Meeting Type: Annual Meeting For holders as of: March 7, 2011 Date: May 3, 2011 Time: 9:00 a.m. CDT Location: Baxter International Inc. One Baxter Parkway Deerfield, IL 60015 You are receiving this communication because you hold shares in the above named company. BAXTER INTERNATIONAL INC. ONE BAXTER PARKWAY This is not a ballot. You cannot use this notice to vote DEERFIELD, IL 60015 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M31483-P06562 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: You must bring this Notice or other proof of share ownership for admittance to the Annual Meeting. Please review other details regarding meeting attendance and directions to the meeting in the Proxy Statement, which is available at www.proxyvote.com. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M31484-P06562 marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Wayne T. Hockmeyer 1b. Robert L. Parkinson, Jr. 1c. Thomas T. Stallkamp 1d. Albert P.L. Stroucken The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of independent registered public accounting firm 3. Advisory vote on executive compensation The Board of Directors recommends you vote 3 YEARS on the following proposal: 4. Advisory vote on the frequency of executive compensation advisory votes The Board of Directors recommends you vote FOR proposals 5, 6 and 7. 5. Approval of Employee Stock Purchase Plan 6. Approval of 2011 Incentive Plan 7. Proposal to amend Article Sixth to eliminate the classified board and provide for the annual election of directors M31485-P06562

M31486-P06562